Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity
12/16/02


        Blended Coupon
5.8919%



        Excess Protection Level
          3 Month Average  4.84%
          October, 1997  5.28%
          September, 1997  4.74%
          August, 1997  4.50%


        Cash Yield                                  18.37%


        Investor Charge Offs                        4.61%


        Base Rate                                   8.48%


        Over 35 Day Delinquency                     4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$500,000,000.00


        Seller Participation Amount
$4,401,496,533.34